Research Day 2018 Update on Research Programs June 26, 2018 New York NASDAQ: ALDX ©Aldeyra Therapeutics, Inc. 2018 Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, trends, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information in this presentation is provided only as of June 26, 2018, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

Our Mission Developing Next-Generation Medicines to Improve the Lives of Patients with Immune-Mediated Diseases ~7% Of Western Society Suffer from some form of immune-mediated disease Disease control elusive despite existing therapies, and thus novel approaches are needed Unmet Needs Source: Shurin and Smolkin, Advances in Experimental Medicines and Biology 601:3-12, 2007; Kuek et al, Postgraduate Medical Journal 83(978): 251-260, 2007.

Developing Next-Generation Medicines to Improve the Lives of Patients with Immune-Mediated Diseases Deep and Innovative Pipeline focused on immune-mediated diseases Near-Term Development Catalysts support path to commercialization Solid Track Record of development success Solid Cash Position $ Large Market Potential of late-stage pipeline Cash, cash equivalents and marketable securities were $38.9 million as of March 31, 2018

Reproxalap:
Lead Candidate With Significant Commercial Potential

	Estimated U.S. Population[1]	Reproxalap Development Stage	Potential Competitive Advantages[2]
Ocular Inflammation			
Dry Eye Disease	20 million	Phase 2b	• Rapid onset, broader activity
Allergic Conjunctivitis	30 million	Phase 3	• Non-drying, durable activity, responder superiority vs. vehicle
Noninfectious Anterior Uveitis	150,000 flares per yr.	Phase 3	• No expected risk of glaucoma or other corticosteroid toxicities
Inborn Errors of Metabolism			
Sjögren-Larsson Syndrome	1,000[3]	Phase 3	• Clinically demonstrated efficacy • No FDA therapy currently approved

[1] Aldeyra estimates based on internal market research and publicly available information.
[2] Pending clinical data, regulatory discussions, payor negotiations, competition, potential legislative changes, and other factors, which may not be in Aldeyra's control. Preliminary assumptions are subject to change.
[3] Extrapolated from a Swedish estimate and a U.S. genetic mutation analysis, it is generally assumed that there are approximately 1,000 Sjögren-Larsson Syndrome (SLS) patients in the United States and a greater number of SLS patients in Europe.

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Deep and Innovative Pipeline

Approach	Compound	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Next Expected Milestone
RASP Inhibitors	Reproxalap Ocular	Dry Eye Disease			✓		Phase 2b results H2-2018
		Allergic Conjunctivitis			✓ ✓		Phase 3 results H2-2018 / 2019
		Noninfectious Anterior Uveitis			✓		Phase 3 results 2019
	Reproxalap Dermal	Sjögren-Larsson Syndrome			✓		Phase 3, Part 1 results 2019
	ADX-629 Systemic	Autoimmune Disease					Research Program Update
	ADX-103	Retinal Disease					
	Not Disclosed	Systemic Inflammatory Disease		*Research Collaboration* Janssen			
Hsp90 Inhibitors	ADX-1612	Lymphoproliferative Immune Disease					
		Ovarian Cancer				*Investigator Sponsored Trial*	
		Mesothelioma				*Investigator Sponsored Trial*	Phase 2 results H2-2018
	ADX-1615	Autoimmune Disease					
		Cancer					
Anti-Inflammatory	Not Disclosed	Ocular Inflammation					

RASP = Reactive Aldehydes Species that are Pro-inflammatory

✓= Positive Phase 2 clinical data reported in 2016 – 2017

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2018 Progress and Near-Term Development Catalysts Support Path to Commercialization Initiated reproxalap Phase 2b clinical trial in dry eye disease First patient enrolled in reproxalap Phase 3, Part 1 clinical trial in Sjögren-Larsson Syndrome Q3 2018 Reproxalap dry eye disease Phase 2b clinical trial results H2-2018 Reproxalap allergic conjunctivitis Phase 3 results H2-2018/early 2019 Reproxalap noninfectious anterior uveitis Phase 3 clinical trial results 2019 Reproxalap Sjögren-Larsson Syndrome Phase 3, Part 1 clinical trial results 2019 H1 2018 H2 2018 2019 Initiated reproxalap Phase 3 clinical trial in allergic conjunctivitis Entered into research collaboration with Johnson & Johnson Innovation in systemic inflammatory diseases Disclosed in-license of a Hsp90 inhibitor *Contingent on funding, regulatory review, and other factors. Anticipated Milestones* Clinical sites initiated for reproxalap Phase 3, Part 1 clinical trial in Sjögren-Larsson Syndrome

Research Day 2018 Update on Research Programs June 26, 2018 New York NASDAQ: ALDX

Developing Next-Generation Medicines to Improve the Lives of Patients with Immune-Mediated Diseases Targeting RASP Targeting Hsp90 Partnership Update ADX-629 for Systemic Immune-Mediated Diseases ADX-103 for Inflammatory Retinal Disease ADX-1612 for Lymphoproliferative Immune Disease and Cancer ADX-1615 for Autoimmune Disease and Cancer J&J Innovation

Immune System Balance is Complex Stimulation Regulation Immune Balance Healthy Stimulation Imbalance Autoimmune Disease Regulation Imbalance Cancer

Novel Approaches to Address Immune-Mediated Disease RASP = Reactive Aldehydes Species that are Pro-inflammatory RASP Activated Cell Cell Proliferation Immune Cell Stimulus Hsp90 Inhibitors RASP Inhibitors

Targeting RASP for Systemic Immune-Mediated Diseases ADX-629

Targeting RASP: Mediators of Inflammation and Activators of the Immune System


Activated Immune Cell
RASP
Thiol / Amine Adduct Formation
Receptor / kinase, lipid modification
Scavenger Receptor A binding
Inflammasome, NFκB activation; cytokine release
Auto-antibody formation
Inflammation

Scientific Literature

Cardiovasc Res. 2010 Nov 1;88(2):352-9. **HNE-induced 5-LO expression is regulated by NF-kB/ERK and Sp1/p38 MAPK pathways via EGF receptor in murine macrophages.**

Biofactors. 2005;24(1-4):229-36. **Role of 4-hydroxy-2,3-nonenal in the pathogenesis of fibrosis.**

Cell Mol Biol Lett. 2015 Dec;20(4):647-62. **The advanced lipoxidation end product precursor malondialdehyde induces IL-17E expression and skews lymphocytes to the th17 subset**.

J Leukoc Biol. 2012 Nov;92(5):1055-67. **Proinflammatory effects of malondialdehyde in lymphocytes.**

Diabetes. 2008 Apr;57(4):879-88. **Proinflammatory effects of advanced lipoxidation end products in monocytes.**

RASP = Reactive Aldehydes Species that are Pro-inflammatory

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ADX-629: A Novel Pre-Clinical RASP Inhibitor for Treatment of Systemic Immune-Mediated Disorders Highly prevalent disease characterized by liver inflammation, fibrosis, cirrhosis, and hepatocellular carcinoma No FDA-approved therapy RASP end-products observed in NASH Over one million patients in the U.S. suffer from Ulcerative Colitis and Crohn’s Disease Chronic autoimmune disease with variable response to therapy RASP observed in preclinical models; decreased RASP metabolism observed in diseased human intestinal tissue Source: Prevalence data from U.S. Centers for Disease Control and Prevention NASH (non-alcoholic steatohepatitis) IBD (inflammatory bowel disease)

Normal hepatocyte Fatty hepatocyte Fatty & injured hepatocyte Apoptotic hepatocyte NASH Pathogenesis: Chronic Progression of Inflammation and Fibrosis Adapted from Diehl and Day NEMJ 377:2062-2072, 2017; RASP activity as shown based on published literature and Aldeyra data on file. RASP-Mediated RASP-Mediated Inflammation Fibrosis

Environmental factors Microorganisms Diet Infections Stress NSAIDs Appendectomy Smoking Antibiotics Genetic factors Antimicrobial peptides Autophagy Handling of bacteria Chemokines Cytokines Initiating triggers Phase I: Pre-disease stage Phase II: Acute intestinal inflammation Phase III: Recurrent inflammation Phase IV: Tissue destruction and complications IBD Pathogenesis: Chronic Relapsing Intestinal Inflammation Adapted from Neurath, Nature Reviews Immunology 14:329 – 342, 2014; RASP activity as shown based on published literature and Aldeyra data on file. RASP- Mediated RASP- Mediated RASP- Mediated Intestinal wall

ADX-629: A Pre-Clinical Novel RASP Inhibitor ADX-629 is an analog of reproxalap Reproxalap has demonstrated activity in immune-mediated diseases Pre-Clinical Models Sepsis Inflammatory pain Oral mucositis Allergic dermatitis Contact dermatitis Acute lung injury Corneal fibrosis Clinical Trials Dry eye disease Allergic conjunctivitis Noninfectious anterior uveitis Supporting scientific posters and presentations available on Aldeyra’s investors page at ir.aldeyra.com.

ADX-629 Decreased LPS-Induced Pro-inflammatory Cytokine Levels and Increased Levels of an Anti-inflammatory Cytokine in Animal Models Cytokine Decrease RANTES 93.8% MIP-1α 93.1% IL-12(p40) 92.4% G-CSF 91.1% LIF 85.8% MIG 83.3% IL-5 82.3% IL-17 77.4% M-CSF 75.1% GM-CSF 73.7% IL-13 73.6% IL-15 72.1% Cytokine Decrease IL-15 72.1% IL-9 72.0% IL-1b 71.5% IFNg 71.3% IL-12(p70) 68.8% IL-1α 67.5% IL-7 65.2% LIX 62.0% TNFα 60.3% IL-3 56.0% VEGF 55.2% Eotaxin 26.1 % Cytokine Increase IL-10 2103% ADX-629 (100 mg/kg) was administered intraperitoneally to mice LPS was administered intraperitoneally (1 mg/kg) 15 minutes later Blood was collected 2 hours after ADX-629 administration and plasma cytokines measured by ELISA p values range from < 0.05 to < 0.0001 Pro-Inflammatory Anti-Inflammatory

Planning to initiate clinical testing in 2019 Potential ADX-629 Development Overview 2018 2020 Today 144 days Jul 17 - Feb 1 106 days Feb 1 - Jun 30 155 days Jul 1 - Jan 31 155 days Jul 1 - Jan 31 Contingent on pre-clinical studies, clinical trials, funding, regulatory review, and other factors. Phase 2a IBD Clinical Trial Phase 2a NASH Clinical Trial IND-Enabling Toxicology Phase 1 Clinical Trial

Targeting RASP for Inflammatory Retinal Disease ADX-103

ADX-103: A Structurally Distinct Pre-Clinical RASP Inhibitor Potential product candidate for treatment of retinal disease RASP observed in retinal disease Efficacy in several preclinical models of ocular inflammation Diabetic macular edema (DME) Dry age-related macular degeneration (AMD) / Stargardt’s Disease Posterior uveitis DME: Glyoxal, methylglyoxal, allysine AMD/Stargardt’s Disease: Retinaldehyde Posterior uveitis: Malondialdehyde, 4-hydroxynonenal

Diabetic Macular Edema: ADX-103 Blocked Diabetes-Induced Retinal Changes in Animal Models

- Male Norway rats were administered streptozotocin (STZ), 55 mg/kg IP, on Day 0 to induce diabetes
- Two single doses of ADX-103 (17.5 µg each) were administered intravitreally, after induction of diabetes (Days 42 and 57)
- Histopathology of the retina was conducted at Day 71


Neutrophil Infiltration at Day 71
Mean Changes ± SEM
1.5
1.0
0.5
0.0
p = 0.0009
STZ - OU
STZ + ADX-103 - OU


Retinal Vascularity Changes at Day 71
Mean Changes ± SEM
1.5
1.0
0.5
0.0
p = 0.0433
STZ - OU
STZ + ADX-103 - OU


Retinal Thickness Changes at Day 71
Mean Changes ± SEM
2.0
1.5
1.0
0.5
0.0
p = 0.0002
STZ
STZ + ADX-103

Scale:
1 = minimal microscopically visible changes
2 = mild microscopically visible changes
3 = moderate microscopically visible changes

Presented at the 2018 ARVO annual meeting.

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Endotoxin-Induced Uveitis: ADX-103 Decreased Ocular Inflammation in Animal Models

- Ocular inflammation in rats induced by footpad injection of a bacterial endotoxin (LPS)
  - Severe model
  - Peaks at 24 hours

- A single intravitreal dose of ADX-103 (25 µg/eye) was administered at hour 1 post-LPS administration

- Retina-choroid complex was scored for inflammatory changes at six and 24 hours



Retinal Inflammation at 6 Hrs. Post Insult
Mean retina scores ± SEM
1.5
1.0
0.5
0.0
**
vehicle - 6 h
ADX-103 - 6 h



Retinal Inflammation at 24 Hrs. Post Insult
Mean retina scores ± SEM
2.0
1.5
1.0
0.5
0.0
*
vehicle - 24 h
ADX-103 - 24 h

*$p < 0.05$; **$p < 0.01$

Presented at the 2018 ARVO annual meeting.

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Planning to initiate clinical testing in 2019 Potential ADX-103 Retina Program Overview 2018 2020 Today 144 days Jul 17 - Feb 1 106 days Feb 1 - Jun 30 155 days Jul 1 - Jan 31 155 days Jul 1 - Jan 31 Phase 2 Clinical Trial IND-Enabling Toxicology Phase 1/2 Clinical Trial Contingent on pre-clinical studies, clinical trials, funding, regulatory review, and other factors.

Targeting Hsp90 for Lymphoproliferative Immune Disease and Cancer ADX-1612

ADX-1612: Clinically Advanced Asset With Extensive Preclinical, Nonclinical, and Clinical Data In-licensed for its potential in immune-mediated disease ADX-1612 clinically-tested in oncology as ganetespib Preclinical efficacy in immune disorders Unregulated proliferation of immune cells Lymphoproliferative/immunoproliferative disorders Hyperactive immune system IV formulation Ongoing Investigator-Sponsored Trials (ISTs) using ADX-1612 in combination with platins

ADX-1612: Expanding The Potential Repertoire for Treatment of Immune-Mediated Diseases

- ADX-1612
  - Hsp90 inhibitor
- Hsp90
  - Upregulated in stressful conditions
  - Role in antigen presentation in dendritic cells
  - Client proteins involved in signal transduction and cell cycle (e.g., cell proliferation, survival, apoptosis)
- Inhibition of Hsp90
  - Prevents proper folding of client proteins, leading to degradation and disruption of cell cycle
  - Prevents DNA repair


ADX-1612
ADX-1612
Cytoplasm
Hsp90
HSF1
Hsp70
Hsp90
NFκB↓
mRNA hsp70
HSE
Nucleus
Inflammation

Adapted from Tukaj and Wegrzyn Cell Stress and Chaperones 21:213 – 218, 2016.

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ADX-1612: Observed Effects on Vasculitis in a Patient With Leukemia in Phase 1 Clinical Trial Pre-Treatment Post-Treatment Vasculitis: Inflammation of blood vessel walls Fever, headache, fatigue, weight loss, aches and pains, night sweats, rash, ulcers, numbness or weakness Clearing of limb rash after first ADX-1612 treatment Source: Data on file

ADX-1612: Inhibition of Immune Cell Proliferation Observed in an Animal Model of Lupus vehicle 2X/wk 1X/wk Every other wk ADX-1612 Treatment was initiated at 7 weeks of age and continued through 22 weeks of age Dosing: 50 mg/kg, IV twice weekly once weekly every other week Systemic autoimmunity (MRL/lpr mouse) Source: Data on file; Also see Liu et al., The Hsp90 inhibitor ganetespib alleviates disease progression and augments intermittent cyclophosphamide therapy in the MRL/lpr mouse model of systemic lupus erythematosus. PLoS ONE 10(5):e0127361 2015.

ADX-1612: Skin Lesions and Lymphoadenopathy Decreased in an Animal Model of Lupus Skin Lesion Score at 22 Weeks Lymphoadenopathy Score at 22 Weeks ADX-1612 vehicle 2X/wk 1X/wk every other wk vehicle 2X/wk 1X/wk every other wk ADX-1612 Source: Data on file

Proposed Indication:
Post-Transplant Lymphoproliferative Disorder (PTLD)

- Lymphomas occurring after stem cell transplant or organ transplant
  - Most serious complication of transplantation, resulting from immunosuppression
    - Uncontrolled proliferation of lymphocytes
      - Medication-induced reduction in immune surveillance
      - Imbalance between immunosuppression and immune surveillance
      - May progress to lymphoma
  - No optimal therapy
- Hsp90 overexpressed in lymphomas
- Initiation of Phase 2a clinical trial currently anticipated in 2019



Polymorphic post-transplant lymphoproliferative disorder (PTLD) involving the rectum.
Source: Yin and Lin; Basicmedical Key

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Rationale for Synergism of Hsp90 Inhibitor and Platins for The Treatment of Cancer

Platins induce **DNA damage…**

…But damaged DNA **can be repaired**

Inhibition of Hsp90 prevents repair and inhibits proteins involved in tumor cell survival


ADX-1612
Replication
Transcription
DNA repair complex
Hsp90
Cultured Ovarian Cancer Cells
viability (%)
120
100
80
60
40
20
0
***
***
DMSO
Ganetespib
Carboplatin
Combination

Key Cancer Proteins
Wee1
Chk1
Src
Raf
MEK
PDK1
AKT
HIF-1α
IKK
Apaf-1
STAT3
STAT5

Adapted from Noll et al., Front. Biosci. 9:421-437, 2004

Adapted from Kramer et al., Cell Death and Differ. 2:300 – 316, 2017

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ADX-1612: A Promising Asset for Oncology Investigator-sponsored trials (IST) in cancer ongoing Mesothelioma: ADX-1612 + pemextred (antimetabolite) / platinum (DNA damage inducer) therapy Expected data readout 2H 2018 Ovarian cancer (EUDARIO): ADX-1612 + carboplatin + niraparib (PARP inhibitor) Initiation currently anticipated 2H 2018 Timing subject to numerous factors that may be outside the control of Aldeyra.

ADX-1615: Oral Pro-Drug of ADX-1612 Orally administered Oral administration may be better suited to treatment of chronic immune-mediated disorders May also be useful in oncology setting Has shown activity in mast cell tumors in dogs (monotherapy) Manuscript submitted Next Steps Manufacturing IND-enabling toxicology studies Clinical testing could begin as early as 2020 Contingent on pre-clinical studies, funding, regulatory review, and other factors.

Partnership Update

Partnership Update Johnson & Johnson Innovation: Collaborative research agreement Focus: RASP inhibitors (not including reproxalap) Indications: immune-mediated diseases characterized by systemic inflammation Governed by Joint Scientific Review Committee Limited option to negotiate exclusive license to compounds developed during the collaboration

Research Day 2018 Update on Research Programs June 26, 2018 New York NASDAQ: ALDX

2018 Progress and Near-Term Development Catalysts Support Path to Commercialization Initiated reproxalap Phase 2b clinical trial in dry eye disease First patient enrolled in reproxalap Phase 3, Part 1 clinical trial in Sjögren-Larsson Syndrome Q3 2018 Reproxalap dry eye disease Phase 2b clinical trial results H2-2018 Reproxalap allergic conjunctivitis Phase 3 results H2-2018/early 2019 Reproxalap noninfectious anterior uveitis Phase 3 clinical trial results 2019 Reproxalap Sjögren-Larsson Syndrome Phase 3, Part 1 clinical trial results 2019 H1 2018 H2 2018 2019 Initiated reproxalap Phase 3 clinical trial in allergic conjunctivitis Entered into research collaboration with Johnson & Johnson Innovation in systemic inflammatory diseases Disclosed in-license of a Hsp90 inhibitor *Contingent on funding, regulatory review, and other factors. Anticipated Milestones* Clinical sites initiated for reproxalap Phase 3, Part 1 clinical trial in Sjögren-Larsson Syndrome

Early-Stage Development Expected Milestones: Novel Approaches to Address Immune-Mediated Disease ADX-1612 mesothelioma clinical trial results (investigator sponsored trial) H2-2018 ADX-1612 ovarian cancer clinical trial initiation (investigator sponsored trial) H2-2018 ADX-629 Phase 1 clinical trial initiation 2019 ADX-1612 lymphoproliferative immune disease Phase 2 clinical trial initiation 2019 ADX-103 retinal disease Phase 1/2 clinical trial initiation 2019 H2 2018 2019 ADX-629 NASH and/or IBD Phase 2a clinical trials initiation following Phase 1 *Contingent on pre-clinical studies, funding, regulatory review, and other factors. Anticipated Milestones*

Deep and Innovative Pipeline

Approach	Compound	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Next Expected Milestone
RASP Inhibitors	Reproxalap Ocular	Dry Eye Disease			✓		Phase 2b results H2-2018
		Allergic Conjunctivitis			✓ ✓		Phase 3 results H2-2018 / 2019
		Noninfectious Anterior Uveitis			✓		Phase 3 results 2019
	Reproxalap Dermal	Sjögren-Larsson Syndrome			✓		Phase 3, Part 1 results 2019
	ADX-629 Systemic	Autoimmune Disease					
	ADX-103	Retinal Disease					
	Not Disclosed	Systemic Inflammatory Disease		*Research Collaboration* Janssen			
Hsp90 Inhibitors	ADX-1612	Lymphoproliferative Immune Disease					
		Ovarian Cancer			*Investigator Sponsored Trial*		
		Mesothelioma			*Investigator Sponsored Trial*		Phase 2 results H2-2018
	ADX-1615	Autoimmune Disease					
		Cancer					
Anti-Inflammatory	Not Disclosed	Ocular Inflammation					

RASP = Reactive Aldehydes Species that are Pro-inflammatory

✓= Positive Phase 2 clinical data reported in 2016 – 2017

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